UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2016 (August 11, 2016)

WESTMOUNTAIN GOLD, INC.
(Exact name of registrant as specified in its charter)

Colorado	000- 53028	26-1315498
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 E Lake St. Ste. 401 Sandpoint, ID	83864-1366
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (208) 265-1717

____________________________________________________

(Former name or former address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits attached hereto, contains “forward-looking statements” that include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources.  These forward-looking statements include, without limitation, statements regarding: statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of management’s goals and objectives; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; and other similar expressions concerning matters that are not historical facts.  Words such as “believe,” “will,” “should,” “project,” “may,” “future,” “plans,” “potential,” and “estimates,” and similar expressions, as well as statements in future tense or about future periods, identify forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to:

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our inability to raise additional funds to support operations and capital expenditures;

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our inability to efficiently operate due to weather, equipment failure, personnel issues, or any number of other factors;

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our inability to mine ore off the surface, transport the ore off the mountain, and milling the ore in an efficient manner;

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our inability to manage and maintain the growth of our business; and

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other factors discussed in our prior periodic reports.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws.  If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 1.01  Entry into a Material Definitive Agreement.

On August 11, 2016, WestMountain Gold, Inc. (the “Company”) and BOCO Investments, LLC (“BOCO”) entered into a Second Amendment To Secured Promissory Note (the “BOCO Amendment”) amending the Secured Promissory Note in the amount of up to six hundred forty thousand dollars ($640,000) entered into by the Company and BOCO on April 12, 2016, as amended by the Loan and Note Modification Agreement effective June 22, 2016, by and between the Company and BOCO (collectively, the “Note”).

The BOCO Amendment increases the maximum amount of the line of credit from six hundred forty thousand dollars ($640,000) to one million dollars ($1,000,000).  All other terms of the Note remain unchanged, including interest continuing to accrue at 5% per annum and the maturity date remaining October 31, 2018.  On August 11, 2016, the Company received an advance in the amount of eighty thousand dollars ($80,000) from BOCO out of the increased credit line under to the terms of the BOCO Amendment and Note.

Brian Klemsz, Richard Bloom (either directly or through an affiliate), and James W Creamer III, the directors of the Company, had collectively committed to provide bridge loans to the Company in the aggregate amount of up to one hundred sixty thousand dollars ($160,000).  This commitment was provided, in part, as consideration for the BOCO Amendment.  To date, the directors have advanced a total of eighty thousand dollars ($80,000) to the

Company pursuant to promissory notes dated August 3, 2016 (collectively, the “Director Notes”), accruing 5% interest and a maturity date of August 31, 2016.  The directors advanced funds in the following amounts (individually, unless otherwise specified): Brian Klemsz $30,000; Bloom Family Investments Limited Partnership (Richard Bloom is a manager of Bloom Family Management LLC, its general partner) $25,000; and James W Creamer III $25,000.  The proceeds from the Director Notes and the BOCO Amendment have been used to finance the Company’s immediate operational expenses.  These borrowings were necessitated by unexpected delays in revenue generation caused by operational problems at the Company’s Terra camp.

Given the operational problems experienced at the Terra Camp and the corresponding inability to generate revenue at levels previously anticipated, the Company is assessing the viability of its capital structure and available alternatives.  While no specific decision has been made, the Company and a number of its creditors believe that the Company’s debt obligations may need to be amended or exchanged for new debt and/or equity securities, which may result in substantial dilution and potentially increases the risk that there will be little to no recovery of the investments made by the Company’s shareholders.

As of the date of this Current Report, BOCO is, or has rights to become, the beneficial owner of approximately 54.2% of the issued and outstanding shares of the Company’s common stock and is the primary creditor of the Company, and each of Richard Bloom (either directly or through an affiliate such as, Bloom Family Investments Limited Partnership (Richard Bloom is a manager of Bloom Family Management LLC, its general partner)), and Brian Klemsz is, or has rights to become, the beneficial owner of greater than 10% of the issued and outstanding shares of the Company’s common stock.  James W. Creamer III is also the Chief Financial Officer of the Company.

The preceding descriptions of the BOCO Amendment, the Note, the Loan and Note Modification Agreement, and the Director Notes are incomplete and qualified in their entirety by reference to the complete text of the BOCO Amendment, the Note, the Loan and Note Modification Agreement, and the Director Notes, respectively. The Note and Loan and Note Modification Agreement were attached as Exhibits to previously filed reporting documents of the Company.  The BOCO Amendment and a form of the Director Notes are attached as Exhibits to this Current Report of the Company.  The Director Notes for each of the directors are substantially identical but for the amounts of the loan.

Item 2.03  Creation of a direct financial obligation or an obligation under an off-balance sheet arrangement of a registrant.

The disclosure required by this item is included in Item 1.01 hereof and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.

Description

10.1

Second Amendment To Secured Promissory Note dated August 11, 2016, by and between WestMountain Gold, Inc. and BOCO Investments, LLC

10.2

Form of Promissory Note dated August 3, 2016, by and between WestMountain Gold, Inc. and Brian Klemsz, Bloom Family Investments Limited Partnership, and James W. Creamer III

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOUNTAIN GOLD, INC.

By: /s/ James W. Creamer III
Date: August 18, 2016	Name: James W. Creamer III
Title: Chief Financial Officer